Exhibit 99.1

CERTIFICATION PURSUANT TO
SECTION 906 OF SARBANES-OXLEY ACT OF 2002

In connection with this Quarterly Report of Raven Industries, Inc. (the “company”) on Form 10-Q for the quarter ending April 30, 2003, the undersigned, Ronald M. Moquist and Thomas Iacarella, hereby certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that: (1) this report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) the information contained in this report fairly presents, in all material respects, the financial condition and results of operations of the company.

Date: June 11, 2003

/s/ Ronald M. Moquist

Ronald M. Moquist
President and Chief Executive Officer

/s/ Thomas Iacarella

Thomas Iacarella
Vice President & Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Raven Industries, Inc. and will be retained by Raven Industries, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.